UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2012

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6154 Nancy Ridge Drive, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., unless the context otherwise provides. BELVIQ (pronounced “BEL-VEEK”) is the trade name for lorcaserin hydrochloride in the United States. While BELVIQ may in the future be marketed outside of the United States as BELVIQ or under a different trade name, we use BELVIQ in this report to refer to the finished drug product for lorcaserin hydrochloride or, depending on the context, lorcaserin hydrochloride or other solid state forms of lorcaserin.

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2012, our wholly owned subsidiary, Arena Pharmaceuticals GmbH, or Arena GmbH, entered into a Marketing and Supply Agreement, or Agreement, with Ildong Pharmaceutical Co., Ltd., or Ildong, for BELVIQ® (lorcaserin HCl). Under the Agreement, Arena GmbH granted Ildong exclusive rights to commercialize BELVIQ in South Korea for weight loss or weight management in obese and overweight patients, subject to regulatory approval of BELVIQ by the Korea Food and Drug Administration, or KFDA.

Arena GmbH will receive from Ildong an upfront payment of $5.0 million, and an additional $3.0 million upon the approval of BELVIQ by the KFDA. Ildong is responsible for the development, regulatory approval and, ultimately, commercialization of BELVIQ in South Korea for weight loss or weight management in obese and overweight patients, including related costs and expenses. Arena GmbH will manufacture BELVIQ at its facility in Switzerland, and sell BELVIQ to Ildong for a purchase price starting at 35% of Ildong’s annual net sales. The purchase price will increase on a tiered basis up to 45% on the portion of annual net sales exceeding $15.0 million. If certain annual net sales amounts are not met, Arena GmbH can convert Ildong’s right to commercialize BELVIQ in South Korea to be non-exclusive.

Ildong has agreed not to (a) commercialize any pharmaceutical product containing BELVIQ (other than BELVIQ purchased from Arena GmbH), (b) develop or commercialize any pharmaceutical product containing BELVIQ outside of South Korea, or (c) conduct activities outside of the Agreement related to the approval or commercialization of any other pharmaceutical product for weight loss, weight management or obesity in South Korea. Arena GmbH has agreed not to commercialize in South Korea any pharmaceutical product containing BELVIQ intended for end use in weight loss or weight management in obese and overweight patients.

Unless terminated earlier, the Agreement will continue in effect until the later of the expiration of all issued patents relating to BELVIQ in South Korea and 12 years after the first commercial sale of BELVIQ in South Korea. Either party has the right to terminate the Agreement early in certain circumstances, including (a) if the other party is in material breach, (b) for certain commercialization concerns, and (c) for certain intellectual property concerns. Ildong also has the right to terminate the Agreement early in certain circumstances, including if Arena GmbH notifies Ildong that Ildong’s right to commercialize BELVIQ in South Korea will become non-exclusive.

Ildong will indemnify Arena GmbH for certain losses resulting from third-party claims, including for (a) Ildong’s negligence, willful misconduct or violation of law, (b) Ildong’s breach of the Agreement or related agreements, (c) certain uses or misuses of BELVIQ (including any product liability claim and other claims relating to sales or development of BELVIQ in South Korea), (d) certain governmental investigations of Ildong, and (e) infringement relating to Ildong’s use of trademarks related to BELVIQ. Arena GmbH will indemnify Ildong for certain losses resulting from third-party claims, including for (a) Arena GmbH’s negligence, willful misconduct or violation of law, and (b) Arena GmbH’s breach of the Agreement or related agreements.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the advancement, therapeutic indication and use, and potential of BELVIQ; rights and obligations under the marketing and supply agreement with Ildong; and expectations and future activities related to such agreement, including the development, regulatory approval of BELVIQ, manufacture and sale of finished product, upfront, milestone and other payments, and commercialization of BELVIQ in South Korea. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: risks related to the implementation and continuation of the marketing and supply agreement with Ildong and dependence on collaborators; risks related to commercializing drugs, including regulatory, manufacturing and supply issues and the pace of market acceptance; cash and revenues generated from BELVIQ, including the impact of competition; the timing and outcome of regulatory review is uncertain; government and commercial reimbursement and pricing decisions; risks related to relying on collaborative arrangements; the timing and receipt of payments and fees, if any, from collaborators; the entry into or modification or termination of collaborative arrangements; unexpected or unfavorable new data; nonclinical and clinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than us or others, request additional information, have additional recommendations or change their guidance or requirements before or after approval; data and other information related to any of our research and development may not meet safety, efficacy or other regulatory requirements or otherwise be sufficient for further research and development, regulatory review or approval or continued marketing; our ability to obtain and defend patents; the timing, success and cost of our research and development programs; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; clinical trials and other studies may not proceed at the time or in the manner expected or at all; having adequate funds; and satisfactory resolution of litigation or other disagreements with others. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2012	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Executive Vice President, General Counsel and Secretary

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